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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 17, 1999 (June 1, 1999)

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                           PROVINCE HEALTHCARE COMPANY
             (Exact name of registrant as specified in its charter)

                  Delaware                                  0-23639                              62-1710772
      (State or other jurisdiction of              (Commission File Number)                    (IRS Employer
               incorporation)                                                                  Identification
                                                                                                  Number)


         105 Westwood Place
         Suite 400
         Brentwood, Tennessee                                                           37027
         (Address of principal executive offices)                                       (Zip Code)

                                 (615) 370-1377
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As of June 1, 1999, Province Healthcare Company (the "Company") through its wholly-owned subsidiary PHC-Opelousas, L.P., acquired substantially all of the assets used in the operation of Doctors' Hospital of Opelousas in Opelousas, Louisiana from Columbia/HCA Healthcare Corporation. The aggregate purchase price was approximately $18,000,000, plus working capital. The hospital reported net revenues of approximately $26,800,000 for the year ended December 31, 1998.

         Pursuant to the terms of the Asset Purchase Agreement, PHC-Opelousas, L.P. acquired substantially all of the assets of Doctors' Hospital of Opelousas. These assets included the 133-bed general acute care hospital facility, the real property on which the facility is located and related facilities.

         The Company plans to continue operating the assets acquired in the acquisition as a 133-bed general acute care hospital.

         To finance the acquisition, the Company borrowed $23,000,000 pursuant to the terms of its Revolving Credit Facility with a syndicate of banks led by First Union National Bank, as Agent.

         As a result of the acquisition, the Company now owns and leases 13 hospitals in eight states with a total of 1,013 licensed beds. The Company also has management agreements for 52 hospitals in 19 states and Puerto Rico for a total of 3,726 licensed beds.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  The required financial statements of Doctors' Hospital of Opelousas as of and for the fiscal year ended December 31, 1998, will be filed by amendment within 60 days of June 17, 1999.

         (b)      Pro Forma Financial Information.

                  The required pro forma financial statements, giving effect to the asset purchase as if it had occurred on March 31, 1999, as to the balance sheet, and on January 1, 1998, as to the income statement, will be filed by amendment within 60 days of June 17, 1999.

         (c)      Exhibits:

                  2.1 Asset Purchase Agreement, dated June 1, 1999, among Doctors Hospital of Opelousas Limited Partnership, Columbia/HCA Healthcare Corporation, PHC-Opelousas, L.P. and Province Healthcare Company.

                  99.1 Copy of the press release, dated June 2, 1999, relating to the completion of the acquisition of Doctors' Hospital of Opelousas.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PROVINCE HEALTHCARE COMPANY


                                           By: /s/ Brenda B. Rector
                                               --------------------------------
                                               Brenda B. Rector
                                               Vice President and Controller

Date:  June 17, 1999